Additional cash flows information (Tables)	12 Months Ended
Aug. 31, 2025
Additional cash flows information.
Summary of financing and investing activities not involving cash

	2025	2024	2023
	$	$	$
Additions to right-of-use assets	87,604	176,020	680,826
Lease termination	33,686	732,702	112,154
Initial derivative	2,215,564	—	—
Conversion of preferred stock	308,692	—	—